Exhibit 32.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                  I, Ian M. Cumming, as Chairman of the Board and Chief Executive Officer of Leucadia National Corporation (the "Company") certify, pursuant to 18 U.S.C. ss. 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

                  (1) the accompanying Form 10-K/A report for the fiscal year ended December 31, 2005 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 3, 2006

                                                    By:  /s/  Ian M. Cumming
                                                       ------------------------
                                                       Ian M. Cumming
                                                       Chairman of the Board and
                                                       Chief Executive Officer